UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

TEXADA VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	98-0431245
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

977 Keith Road
West Vancouver, B.C., Canada	V7T 1M6
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-104543

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value of $0.001 Per Share

ITEM 1.	DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of Texada Ventures Inc. (the “Registrant”) contained in the Registrant’s Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-104543) is incorporated by reference into this registration statement.

ITEM 2.	EXHIBITS.

Exhibit
Number	Description of Exhibits
3.1	Articles of Incorporation.(1)
3.2	Bylaws, as amended. (1)
4.1	Form of Share Certificate.(1)

(1)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form SB-2, as amended.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

TEXADA VENTURES INC.

Date: October 6, 2005	By:	/s/ Marc Branson

	Title:	MARC BRANSON
President, Chief Executive Officer and
Chief Financial Officer
Principal Executive Officer,
Principal Financial Officer and
Principal Accounting Officer